Other non-current liabilities	12 Months Ended
Dec. 31, 2020
Text block [abstract]
Other non-current liabilities

28.  Other non-current liabilities

	2020	2019
Consideration payable in relation to the acquisition of Belarusian Telecom	475,879	359,554
Deferred revenue	22,180	303
	498,059	359,857

Consideration payable in relation to the acquisition of Belarusian Telecom represents the present value of the long-term contingent consideration payable to the seller. Payment of USD 100,000 (equivalent to TL 734,050 as of 31 December 2020) is contingent on the financial performance of Belarusian Telecom, and based on management’s estimations, the amount is expected to be paid in instalments between 2025 and 2030 (31 December 2019: in instalments between 2026-2030). The discount rate used for calculating present value of the consideration payable in relation to the acquisition of Belarusian Telecom as of 31 December 2020 ranges between 4.3% and 5.6% (31 December 2019: 5.2% and 6.1%).